UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2020

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On April 13, 2020, TransDigm Group Incorporated (“TransDigm Group”) issued a press release (the “Press Release”) announcing the pricing of an additional $400 million aggregate principal amount of 6.25% Senior Secured Notes due 2026 (the “New Notes”) by TransDigm Inc., its wholly-owned subsidiary (the “Company”). The New Notes will be issued at a price of 101% of their principal amount. The New Notes may not be offered or sold without registration unless such offer or sale is made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 (the “Securities Act”). The New Notes will be an additional issuance of the Company’s existing 6.25% Senior Secured Notes due 2026 and will be issued under the indenture dated as of February 13, 2019 (the “Indenture”) pursuant to which the Company previously issued $4,000 million aggregate principal amount of 6.25 % Senior Secured Notes due 2026 (the “Initial Notes”). The New Notes, together with the Initial Notes, will be treated as a single class for all purposes under the Indenture. The New Notes will be of the same class and series as, and otherwise identical to, the Initial Notes other than with respect to the date of issuance and issue price. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K and in the Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Michael Lisman
Michael Lisman
Chief Financial Officer (Principal Financial Officer)

Date: April 13, 2020